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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 13, 2009 (May 8, 2009)

                            HAMPSHIRE GROUP, LIMITED
             (Exact name of Registrant as specified in its charter)

           Delaware                      000-20201               06-0967107
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)

     114 W. 41st Street, New York, New York                 10036
    (Address of principal executive offices)             (Zip code)

                                 (212) 840-5666
               (Registrant's telephone number including area code)

                1924 Pearman Dairy Road, Anderson, South Carolina
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.     Other Events.

     On May 8, 2009, the Board of Directors (the "Board") of Hampshire Group, Limited (the "Company") appointed Harvey Sperry as Chairman of the Board, effective immediately. The Board also appointed Irwin Winter, Harvey Sperry and Herbert Elish to the Company's Audit Committee, with Mr. Winter serving as chairman. The Board also appointed Messrs. Elish, Sperry and Winter to the Company's Compensation Committee, with Mr. Elish serving as chairman. The Board also appointed Messrs. Sperry, Elish and Winter to the Company's Nominating Committee, with Mr. Sperry serving as chairman.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                         HAMPSHIRE GROUP, LIMITED



                         By: /s/ Heath L. Golden
                             ---------------------------------------------------
                             Name:   Heath L. Golden
                             Title:  Chief Operating Officer, Executive Vice
                                     President, General Counsel and Secretary

Dated:  May 13, 2009